UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2006

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Herbalife International, Inc., 1800 Century Park East, Los Angeles, California		90067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (310) 410-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In connection with the resignation of Mr. Jesse Rogers from its Board of Directors, on November 14, 2006, Herbalife Ltd. (the "Company"), executed a letter agreement dated November 10, 2006, with CCG Investments (BVI), L.P., CCG Associates-QP, LLC, CCG Associates-AI, LLC, CCG Investment Fund-AI, LP, CCG AV, LLC - SERIES C, CCG AV, LLC - SERIES E and CCG CI, LLC, (collectively, the "Golden Gate Funds"), providing certain information rights to the Golden Gate Funds. Specifically, the letter agreement provides that if at any time a Golden Gate Fund exercises its registration rights under Section 2 or Section 3 of the Registration Rights Agreement, dated as of July 31, 2002, among the Company, Whitney V, L.P., Whitney Strategic Partners V, L.P., the Golden Gate Funds, and the other persons and entities party thereto (the "Registration Rights Agreement"), and the Company delays, defers or avoids such registration rights pursuant to the first proviso of Section 2(a) of the Registration Rights Agreement, the second sentence of Section 3(b) of the Registration Rights Agreement or otherwise, then the Company will provide the Golden Gate Funds with all reasonably requested informational access to assist the Golden Gate Funds in understanding the reasons for such delay, deferral or avoidance of the requested registration. The availability of these information rights will be subject to the condition that the Golden Gate Funds enter into a non-disclosure agreement with the Company, which will provide, among other things, that the Golden Gate Funds and their representatives (x) shall keep all confidential and proprietary information provided to them by the Company or its representatives pursuant to the letter agreement (the "Provided Information") strictly confidential, subject to a customary exceptions, and (y) shall not use the Provided Information for any purpose unrelated to the Golden Gate Funds’ liquidity planning with respect to its ownership stake in the Company.
The foregoing summary is qualified in its entirety by reference to the complete text of the letter agreement, a copy of which is attached hereto as exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter Agreement dated November 10, 2006, by and between Herbalife Ltd. and CCG Investments (BVI), L.P., CCG Associates-QP, LLC, CCG Associates-AI, LLC, CCG Investment Fund-AI, LP, CCG AV, LLC - SERIES C, CCG AV, LLC - SERIES E and CCG CI, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

November 16, 2006	By:	/s/ Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Golden Gate Letter Agreement